                                POWER OF ATTORNEY

         We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Bruce
H. Beatt, David S. Winakor, and Kathryn Partridge our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K for the year ended December 30, 2000 of the Corporation filed herewith (the "Form 10-K"), and any and all amendments thereof, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the annual filing requirements under the Securities Act of 1934, as amended, including, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Form 10-K and any and all amendments thereto.

SIGNATURE                   TITLE                        DATE
---------                   -----                        ----

/s/ John M. Trani           Chairman,                    January 25, 2001
----------------------      Chief
John M. Trani               Executive Officer
                            and Director


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SIGNATURE                   TITLE                     DATE
---------                   -----                     ----

/s/ John G. Breen           Director                  January 25, 2001
-----------------------
John G. Breen


/s/ Stillman B. Brown       Director                  January 25, 2001
-----------------------
Stillman B. Brown


                            Director                  January 25, 2001
-----------------------
Mannie L. Jackson


                            Director                  January 25, 2001
-----------------------
James G. Kaiser


/s/ Eileen S. Kraus         Director                  January 25, 2001
-----------------------
Eileen S. Kraus


/s/ John D. Opie            Director                  January 25, 2001
-----------------------
John D. Opie


/s/ Hugo E. Uyterhoeven     Director                  January 25, 2001
-----------------------
Hugo E. Uyterhoeven


/s/ Kathryn D. Wriston      Director                  January 25, 2001
------------------------
Kathryn D. Wriston